UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2005

MATRITECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12128	4-2985132

(Commission File Number)	(I.R.S. Employer Identification No.)

330 Nevada Street, Newton, Massachusetts 02460

(Address of Principal Executive Offices)        (Zip Code)

(617) 928–0820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On February 8, 2005, Matritech, Inc. issued a press release announcing financial results for the fourth quarter and for the fiscal year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Report relating to financial results, including the portions of the Exhibit attached hereto relating to such results, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 8, 2005, Matritech, Inc. issued a press release announcing that Jonathan M. Niloff, M.D. was elected to the Board of Directors on February 7, 2005. Dr. Niloff has also been appointed to serve on the Nominating and Corporate Governance Committee of the Board. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Registrant on February 8, 2005, relating to Matritech, Inc.’s financial results for the fourth quarter and the fiscal year ended December 31, 2004 and the election of Jonathan M. Niloff to the Board of Directors.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date February 8, 2005	By: /s/ Stephen D. Chubb Name: Stephen D. Chubb Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Registrant on February 8, 2005, relating to Matritech, Inc.’s financial results for the fourth quarter and the fiscal year ended December 31, 2004 and the election of Jonathan M. Niloff to the Board of Directors.